Second Amendment to Consulting Agreement

         This Second Amendment to Consulting Agreement (the "2nd Amendment") is made and entered into by and between Colmena Corp., a publicly held Delaware corporation with a classes of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and currently trading on the National Quotation Bureau, LLC's Electronic Pink Sheets" ("Colmena"); and, The Yankee Companies, Inc., a Florida corporation ("Yankees"; Colmena and Yankees being hereinafter collectively referred to as the "Parties" and generically as a "Party").

                                   Preamble :

         WHEREAS, the Parties entered into a consulting agreement on or about January 5, 1999, a copy of which is annexed hereto and made a part hereof as exhibit 0.1 (the "Agreement"), supplemented and amended on or about October 15, 1999 by a supplemental services agreement, a copy of which is annexed hereto and made a part hereof as exhibit 0.2 (the "1st Amendment;" the Agreement, as amended by the 1st Amendment being hereinafter referred to as the "Amended Agreement"), pursuant to which Yankees has provided substantial services to Colmena; and

         WHEREAS, pursuant to the terms of the Amended Agreement Colmena will be required, on and after January 4, 2000, to pay Yankees for its services based on Yankees' standard hourly rates (currently $350 per hour for Messrs. Tucker and Calvo, $200 per hour for its general counsel; $100 per hour for other corporate officers; $75 per hour for paralegal personnel, $35 per hour for secretarial and clerical personnel) and its standard document licensing fees, but Colmena will not have the cash resources to make such payments during the foreseeable future; and

         WHEREAS, Colmena requires substantial continuing assistance from Yankees in order to complete the termination of all prior business activities, settlement of its debts, liquidation of its assets; reconstruction of its corporate and business records; completion of financial statements required pursuant to Sections 12, 13 and 15(d) of the Exchange Act; recruitment and retention of officers, directors, employees, consultants and advisors; recruitment and coordination of professional advisors, including, without limitation, auditors, attorneys and transfer agents; development and effectuation of an acquisition program designed to provide Colmena with a new business purpose and profitable operations; and, development of relationships providing Colmena with access to required capital; and

         WHEREAS,  Colmena  desires  to induce  Yankees  to  continue  providing
         services  under  the  Amended   Agreement   without   payment  of  cash
         compensation until after December 31, 2000; and

         WHEREAS, Colmena desires to induce Yankees to lend it $40,000 which it must obtain in order to pay for auditors and other expenses required to correct its current deficiencies in filings with the United States Securities and Exchange Commission (the "Commission"); and

         WHEREAS, Colmena has offered Yankees the additional consideration set forth below as an inducement to continue its activities on behalf of Colmena and make the $40,000 loan; and

         WHEREAS, Yankees has indicated that such proposal is acceptable, provided that Colmena additionally pays: for Yankees' out of pocket costs, as described in the Amended Agreement, for the services of Yankees general counsel as general counsel to Colmena; and, for paralegal, bookkeeping, secretarial and clerical services provided by Yankees' personnel to and for the benefit of Colmena or for the costs of subscriptions to periodicals and purchases of software used to assist Colmena to comply with legal obligations, including, without limitation, reorganization, corporate, employee benefit, securities or tax laws; and

         WHEREAS, Colmena finds such conditions acceptable:

         NOW, THEREFORE, in consideration for the Parties' agreements set forth herein and of the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

1.       Yankees' Concession

(A) Yankees hereby agrees to waive its rights to hourly fee payments and document licensing under the Amended Agreement until and including December 31, 1999; provided that such waiver shall not pertain to:

         (1)      Yankees'  out  of  pocket  costs, as  described in the Amended
                  Agreement;

         (2) The services of Yankees general counsel as general counsel to Colmena;

         (3) Costs of subscriptions to periodicals and purchases of software used to assist Colmena to comply with legal obligations, including, without limitation, reorganization, corporate, employee benefit, securities and tax laws; and

         (4) Paralegal, bookkeeping, secretarial and clerical services provided by Yankees' personnel to or for the benefit of Colmena.

(B) To the extent that Colmena is unable to make payments for the expenses excepted from Yankees' waiver in Section 1(A) of this 2nd Amendment, Colmena hereby agrees that Yankees or its designees may, at their election, accept payment therefor in Colmena securities of its choice valued at 50% of the price last paid therefor prior to Yankees election; provided that the determination as to price will take into account whether or not the securities were freely tradeable under applicable federal and state securities laws and pricing comparisons will be based on securities with comparable trading status.

(C) Yankees hereby agrees to lend Colmena the sum of $40,000 at 8% interest per annum, repayable within 30 days after demand therefor by Yankees, secured by assets of Colmena selected by Yankees, and evinced by one or more negotiable promissory notes executed by Colmena on a form of note selected by Yankees, when and as required by Colmena, for the sole purpose of paying expenses required to bring Colmena into compliance with its reporting obligations under the Exchange Act, and expenses incidental thereto which will not compromise Colmena's ability to pay for expenses required to attain such compliance.

2.       Compensation & Reimbursement

     Colmena hereby agrees that in consideration for Yankees concessions and agreements reflected in Section 1 above:

(A) The common stock purchase options granted to Yankees under Section 1.4(B) of the Amended Agreement are hereby amended as follows:

         (1) The options will henceforth be extended to cover every class of Colmena Capital Stock (the term "Capital Stock" being defined for purposes of this Agreement as all equity securities or securities convertible into equity securities or exchangeable therefor, including, without limitation, common stock, preferred stock, convertible debentures, options, warrants, etc.) outstanding or Reserved (the term "Reserved, as used in the Amended Agreement, as further amended by this 2nd Amendment, being defined as securities allocated under an agreement, option, warrant or obligation for future issuance pursuant to an obligation binding on Colmena under normal circumstances);

         (2) The quantity of Colmena's Capital Stock subject to the Yankees Warrant is hereby increased from 51% of all of Colmena's outstanding or Reserved common stock at the time exercise is completed to 75% of all of Colmena's outstanding or Reserved Capital Stock at the time exercise is completed, subject to anti-dilutive rights for a period of three fiscal months thereafter pursuant to which additional securities shall be issued to the order of Yankees in such amounts as may be required so that the securities issued under the Yankees Warrant equal 75% of Colmena's Capital Stock outstanding or Reserved at the end of the first three fiscal months following issuance of the last unit of securities paid for by Yankees under the Yankees Warrant;

         (3) The aggregate exercise price for the Yankees Warrant is hereby increased from $40,000 to $80,000, the Parties acknowledging that the Yankees Warrant has, as of the date of this 2nd Amendment, been exercised by Yankees as to 6,000,000 shares of Colmena's common stock for which it has paid $30,000, the balance of the $50,000 exercise price being allocated to the remaining securities issuable thereunder;

         (4) The term of the Yankees Warrant is hereby extended until the latter of December 31, 2002, or the 100th day after Colmena registers the securities remaining unissued under the Yankees Warrant in a manner permitting their resale to the public as free trading securities in compliance with federal and state securities laws to which they, Yankees and the purchasers may be subject in conjunction therewith.

(B) Yankees shall have the preferential right to subscribe for Colmena securities, in addition to those exercisable under the Yankees Warrant, at a price equal to 50% of the price paid by any other subscribers to a specific offering, limited offering or private placement, for any securities that have not been subscribed for by other persons, including Colmena's officers, directors or other stockholders, within ten days before the end of a designated subscription period.

2.1      Survival of Non-amended Provisions; Interpretations

(A) Except as amended hereby or as required to fully implement the intent of the amendments effected hereby, the Amended Agreement shall remain in full force and effect.

(B) The Parties hereby agree that to the extent possible under generally accepted accounting principals and the auditing rules of the Securities and Exchange Commission, the compensation granted to Yankees under the Amended Agreement, as amended hereby, shall not be interpreted to require Colmena to treat non-cash compensation as though it had been paid in cash, as an expense, and then the cash received had been contributed by Yankees to Colmena as a capital contribution, and if such interpretation cannot be legally avoided, the Parties agree to negotiate in good faith to modify the terms of the Amended Agreement, as amended hereby, so as to provide the compensation called for in a manner that avoids such accounting treatment.

3.       Miscellaneous

3.1      Notices.

         All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

To Yankees:

                           The Yankee Companies, Inc.
         2500 North Military Trail, Suite 225; Boca Raton, Florida 33431
                  Telephone (561) 998-2025; Fax (561) 998-3425
                   Attention: Leonard Miles Tucker, President

                                       and

                           The Yankee Companies, Inc.
                1941 Southeast 51st Terrace; Ocala, Florida 34471
                  Telephone (352) 694-9179; Fax (352) 694-9178
           Attention: Vanessa H. Mitchem, Chief Administrative Officer

To Colmena:

                                  Colmena Corp.
                  2500 North Military Trail, Suite 225-D; Boca
                      Raton, Florida 33487 Telephone (561)
                     226-2504; Fax (561) 998-3425 or at such
                       address, telephone and fax numbers
               as are reflected on the SEC's EDGAR Internet site; and

                                  Colmena Corp.
           3896 North Federal Highway; Lighthouse Point; Florida 33064
                  Telephone (954) 941-2280; Fax (954) 941-2013
        Attention: Anthony Q. Joffe, President & Chief Executive Officer

in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner hereinabove set forth.

3.2      Amendment.

         No modification, waiver, amendment, discharge or change of the Amended Agreement, as further amended by this 2nd Amendment, shall be valid unless the same is in writing and signed by Parties.

3.3      Merger.

         Solely to the extent  inconsistent  with the  requirements  of this 2nd
Amendment:

(A) All prior agreements whether written or oral are merged herein and shall be of no force or effect except as provided hereby.

(B) Notwithstanding the foregoing, nothing in this 2nd Amendment is intended by the Parties to affect the provisions of the 1st Amendment pertaining to the Associate.

3.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5      Severability.

         If any provision or any portion of any provision of the Amended Agreement, as further amended by this 2nd Amendment, other than a conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, at the election of Yankees, the remaining portions of such provision and the remaining provisions of the Amended Agreement, as further amended by this 2nd Amendment, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6      Governing Law and Venue.

         The Amended Agreement, as further amended by this 2nd Amendment, shall be construed in accordance with the laws of the State of Delaware (both substantive and procedural, other than choice of law provisions) but any proceed ing arising between the Parties in any matter pertaining or related to the Amended Agreement, as further amended by this 2nd Amendment, shall, to the extent permitted by law, be held in Broward County, Florida.

3.7      Dispute Resolution in lieu of Litigation.

(A) In the event of any dispute arising under the Amended Agreement, as further amended by this 2nd Amendment, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (a)      First,  the  issue  shall  be  submitted to mediation
                           before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, three by Yankees and three by Colmena.

                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida, to be selected by lot, from six alternatives to be provided, in the manner set forth above for selection of a mediator;

         (3)      (A)      Expenses  of   mediation   shall   be  borne  by  the
                           Parties equally if successful but if unsuccessful, expenses of mediation and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

(B) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(C) In any action between the Parties to enforce any of the terms of the Amended Agreement, as further amended by this 2nd Amendment, or any other matter arising from the Amended Agreement, as further amended by this 2nd Amendment, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not formal proceedings are initiated.

3.8      Benefit of Agreement.

         The terms and provisions of the Amended Agreement, as further amended by this 2nd Amendment, shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

3.9      Captions.

         The captions in the Amended Agreement, as further amended by this 2nd Amendment, are for convenience and reference only and in no way define, describe, extend or limit the scope of the Amended Agreement, as further amended by this 2nd Amendment, or the intent of any provisions hereof.

3.10     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.11     Further Assurances.

         The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of the Amended Agreement, as further amended by this 2nd Amendment.

3.12     Status.

         Nothing in the Amended Agreement, as further amended by this 2nd Amendment, shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship.

3.13     Counterparts.

(A) This 2nd Amendment may be executed in any number of counterparts delivered through facsimile transmission.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

3.14     License.

(A)      (1)      The  Amended  Agreement,  as  further   amended  by  this  2nd
                  Amendment, is the property of Yankees.

         (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         (3) The Amended Agreement, as further amended by this 2nd Amendment, shall not be construed more stringently or interpreted less favorably against Yankees' based on authorship.

(B) Colmena hereby acknowledges that Yankees is not a law firm and has not provided it with any advice, legal or otherwise, in conjunction with the Amended Agreement, as further amended by this 2nd Amendment, but rather, has suggested that it rely solely on its own independent officers, directors and advisors (other than Yankees) in evaluating or interpreting the Amended Agreement, as further amended by this 2nd Amendment.

         In Witness Whereof, the Parties have executed this 2nd Amendment, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence

                                                                   Colmena Corp.

----------------------------

____________________________                By:     /s/ Anthony Q. Joffe
                                                    Anthony Q. Joffe, President

Dated: January 2, 2000
                                          Attest:  /s/ Vanessa H. Lindsey
                                                   Vanessa H. Lindsey, Secretary


                                                      The Yankee Companies, Inc.

----------------------------

____________________________                 By:  /s/ Leonard Tucker
                                                 Leonard Miles Tucker, President

Dated: January 2, 2000
                                           Attest:  /s/ William A. Calvo, III
                                                William A. Calvo, III, Secretary